                                                               EXHIBIT 10.29


                          AMENDMENT AGREEMENT NO. 1


         This Amendment Agreement No. 1 (this "Amendment"), dated as of September 25, 2002, amends (i) that certain Second Amended and Restated Guaranty Agreement, dated as of August 6, 2002 ("Guaranty"), among Mail-Well I Corporation, a Delaware corporation ("Lessee"); Mail-Well, Inc., a Colorado corporation ("Mail-Well" or "Parent"), and certain subsidiaries of Lessee (Parent and each such subsidiary, individually, a "Guarantor", and, collectively, the "Guarantors"); Fleet National Bank, a national banking association, ORIX Financial Services, Inc., a New York corporation, and U.S. Bank, National Association, a national banking association (the "Certificate Holders"); Fleet Capital Corporation, a Rhode Island corporation, as Agent for the Certificate Holders (the "Agent"); and Wells Fargo Bank Northwest, National Association, a national banking association, as trustee (in such capacity, the "Lessor Trustee") under the Second Amended and Restated Lessor Trust Agreement, dated as of August 6, 2002 between it and the Certificate Holders, and (ii) that certain Participation Agreement, dated as of August 6, 2002 (the "Participation Agreement"), among Lessee, the Certificate Holders, the Agent and the Lessor Trustee. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Guaranty.

                                  RECITALS

         WHEREAS, the Guarantors, Lessee, the Agent, the Certificate Holders and the Lessor Trustee have entered into the Guaranty, and the Lessee, the Agent, the Certificate Holders and the Lessor Trustee have entered into the Participation Agreement;

         WHEREAS, the Guarantors and Lessee desire to amend the Guaranty, and the Lessee desires to amend the Participation Agreement; and

         WHEREAS, the Agent, the Certificate Holders and the Lessor Trustee are willing to do so, subject to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors, Lessee, the Agent, the Certificate Holders and the Lessor Trustee hereby agree as follows.

                                  AGREEMENT

         Section 1. Amendments to the Guaranty. The Guarantors, Lessee, the
                    --------------------------
Agent, the Trust Certificate Purchasers and the Lessor Trustee amend the Guaranty as follows:

                  A.       The first two sentences of Section 4.2(d) of the
                                                      --------------
         Guaranty are hereby amended in their entirety to read as follows:


                           With each of the annual audited Financial
                  Statements delivered pursuant to Section 4.2(a), and with
                                                   --------------
                  each of the monthly unaudited Financial Statements
                  delivered pursuant to Section 4.2(b), a certificate of a
                                        --------------
                  Responsible Officer of Parent setting forth in reasonable
                  detail the calculations required to establish that



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                  Parent and its Subsidiaries were in compliance with the
                  covenants set forth in Sections 5.22 through 5.23 during
                                         -------------         ----
                  the period covered (excluding the comparable prior period) in such Financial Statements and as at the end thereof. Within 30 days after the end of each month, a certificate of a Responsible Officer of Parent (i) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of Lessee and the Guarantors contained in the Operative Agreements are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) Lessee and the Guarantors are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in the Operative Agreements, and (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month, and (ii) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements, and explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements, which explanations, descriptions, and analysis to be given pursuant to this Section
                                                            -------
                  4.2(d)(ii) shall be satisfied by the availability to the
                  ----------
                  Agent and the Certificate Holders of the discussion appearing in the "Management's Discussion and Analysis of Financial Condition and Results of Operation" sections of either Parent's Annual Report on Form 10-K or Parent's Quarterly Report on Form 10-Q.

                  B.       The following new Section 4.4 is hereby added to
                                             -----------
         the Guaranty:


                           4.4 Management Discussions. In addition to any
                               ----------------------
                  discussions provided for in Sections 4.2(a), Parent and
                                              ---------------
                  each of its Subsidiaries shall make available their chief financial officer, treasurer or other relevant members of management for a telephonic meeting upon the request of the Agent or any of the Certificate Holders acting through the Agent (but not more frequently than one call per month for all Certificate Holders) to discuss the financial results of Parent and its Subsidiaries reflected in the monthly Financial Statements delivered to the Agent and the Certificate Holders pursuant to Section 4.2(a) or (b).
                                                      --------------    ---
                  Such meetings shall take place within 5 Business Days of the dissemination of such Financial Statements.

                  C.       The following new Section 5.6 is hereby added to
                                             -----------
         the Guaranty:


                           5.6 Standby Letter of Credit. On or before
                               ------------------------
                  October 1, 2002, Lessee shall cause a $2,000,000 standby letter of credit to be issued by an issuer acceptable to the Certificate Holders, substantially in the form of Exhibit B hereto or otherwise in form and substance
                  ---------
                  satisfactory to the Certificate Holders, in the name of the Agent for the ratable benefit of the Certificate Holders and maintained until all amounts owing under the Trust Certificates have been paid in full. The letter of credit shall provide that upon the occurrence of an Event of Default and at any time thereafter, the Agent may present the letter of credit to the issuer and it shall be honored, regardless of whether the Event of Default is later cured. An Event of Default resulting from Lessee's failure to comply with this


                                     2

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                  Section 5.6 shall be deemed to be material. The Agent
                  shall apply any proceeds of the letter of credit in accordance with the provisions of Section 5.6 of the Trust Agreement.

                  D.       Section 5.9 of the Guaranty is hereby amended by
                           -----------
         adding the following to the end thereof:


                           For purposes of this Agreement, "disposition"
                  shall not include any change in the carrying value of any assets recognized by Parent or its Subsidiaries under or in connection with FAS 142 or FAS 144.

                  E.       Sections 5.22 and 5.23 of the Guaranty are hereby
                           -------------     ----
         amended in their entirety to read as follows:


                           5.22     A. Fixed Charge Coverage Ratio. Parent
                                       ---------------------------
                  will maintain a Fixed Charge Coverage Ratio for each period of four consecutive fiscal quarters ended on the last day of each fiscal quarter set forth below (or, with respect to each of the fiscal quarters ending on or before June 28, 2003, for the period commencing on July 1, 2002 and ending on the last day of such fiscal quarter) of at least the ratio set forth below opposite each such fiscal quarter:

                        Fiscal Quarter Finding           Minimum Fixed Charge Coverage Ratio
                        ----------------------           -----------------------------------
                            September 2002                            0.45:1.00
                            December 2002                             0.70:1.00
                              March 2003                              0.90:1.00
                              June 2003                               0.95:1.00
                    September 2003 and thereafter                     1.15:1.00

                  provided, however, that following the reduction of the
                  --------  -------
                  Maximum PP&E Loan Amount to $0, the above minimum Fixed Charge Coverage Ratios will each be reduced by 0.05:1.00.

                                    B. Minimum Availability. Lessee and each
                                       --------------------
                  Subsidiary shall maintain Availability of not less than $25,000,000 (with all obligations of Lessee and its Subsidiaries current) at all times until and including the date on which Lessee and its Subsidiaries demonstrate to the satisfaction of the "Agent" under the Credit Agreement that they can provide weekly reporting of their sales and collections and weekly accounts receivable roll-forwards.


                                     3

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

                           5.23     Adjusted Tangible Net Worth.  Parent will
                                    ---------------------------
                  maintain Adjusted Tangible Net Worth, determined as of the last day of each of the following fiscal months, of at least the amounts below opposite such month:

                            Measurement Date                        Minimum Amount
                            ----------------                        --------------
                         June 2002 - August 2002                     $295,000,000
                     September 2002 - November 2002                  $255,000,000
                      December 2002 - February 2003                  $255,000,000
                          March 2003 - May 2003                      $265,000,000
                         June 2003 - August 2003                     $275,000,000
                     September 2003 - November 2003                  $300,000,000
                      December 2003 and thereafter                   $325,000,000

                  provided, however, that the foregoing Minimum Amounts
                  --------  -------
                  shall be adjusted, by: (a) increasing such amounts to reflect 100% of the net cash proceeds received by Parent from the issuance of Capital Stock since June 27, 2002, and any gains recognized by Parent or its Subsidiaries resulting from the disposition of Assets Held For Disposition or Restructuring Assets since June 27, 2002, and (b) decreasing such amounts to reflect: (i) any losses (not to exceed an aggregate amount of $32,000,000) recognized by Parent or its Subsidiaries since June 27, 2002 resulting from the disposition of Assets Held For Disposition or Restructuring Assets, and (ii) any reduction in Adjusted Tangible Net Worth resulting from a Permitted Acquisition (but only up to an aggregate amount for all Permitted Acquisitions equal to 25% of the amount received by Parent from the issuance of Capital Stock since June 27, 2002).

                  F.       Section 6.1 of the Guaranty is hereby amended by
                           -----------
         adding the following definition immediately after the definition of "Assets Held for Disposition":


                           "Availability" has the meaning specified in the
                  Credit Agreement.

                  G.       The definition of "Credit Agreement" set forth in
         Section 6.1 of the Guaranty is restated as follows:
         -----------

                           "Credit Agreement" means the Amended and Restated
                  Credit Agreement, dated as of June 27, 2002, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of September 25, 2002, each among Mail-Well, certain affiliates of Mail-Well, including the Lessee, Bank of America, N.A. and the other financial institutions party thereto.

         Section 2. Amendments to Participation Agreement. The Lessee, the
                    -------------------------------------
Agent, the Certificate Holders and the Lessor Trustee amend the Participation Agreement as follows:

                  A.       Section 9.2 of the Participation Agreement is
                           -----------
         hereby amended by adding "; provided that once an Event of Default has occurred, any Certificate Holder may direct the Agent to draw, in whole or in part, on the letter of credit described in Section
         5.6 of the Guaranty Agreement" immediately before the period at the end of the first sentence.

                  B. The definition of "Applicable Margin" set forth in Annex I to the Participation Agreement is restated as follows:
         -------


                                     4

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                           "Applicable Margin" means, with respect to any
                  Interest Period, (i) for any Series A Trust Certificate or Series B Trust Certificate, an amount to be determined for such Interest Period in accordance with the following schedule:

                IF FIXED CHARGE COVERAGE RATIO IS:      LEVEL OF APPLICABLE MARGINS:
                ---------------------------------       ---------------------------
                >1.50:1.00                              Level I
                -
                >1.25:1.0, but <1.50:1.00               Level II
                -
                <1.25:1.00                              Level III

                        LOAN                                         APPLICABLE MARGINS
                        ----                                         ------------------
                                                        Level I           Level II           Level III
                                                        -------           --------           ---------
                LIBOR Revolving Loans                    3.50%              3.75%              4.00%

         Section 3. Conditions. The effectiveness of this Amendment is
                    ----------
subject to the satisfaction of the following conditions precedent:


                  A.       Amendments. Receipt by the Agent of copies of this
                           ----------
         Amendment signed by Lessee, the Guarantors, the Agent, the Certificate Holders and the Lessor Trustee and of Amendment No. 1 to the Credit Agreement signed by the parties thereto.

                  B.       Fee. The Agent shall have received an amendment
                           ---
         fee, for the ratable benefit of the Certificate Holders, equal to 50 basis points of the outstanding principal amount of the Trust Certificates as of the date of this Amendment, which shall be fully earned when paid.

                  C.       Other Documents. Lessee and the Guarantors shall
                           ---------------
         have executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

         Section 4. Miscellaneous.
                    -------------

                  A.       Exhibit B to Guaranty. Exhibit B attached to this
                           ---------------------  ---------
         Amendment is hereby incorporated into the Guaranty as Exhibit B
                                                               ---------
         thereto.

                  B.       Representation by Lessee. Lessee represents as
                           ------------------------
         follows: No Item of Equipment is located at any commercial print plant that Lessee or any Guarantor intends to close, sell or consolidate as part of Parent's cost cutting programs that are contemplated as of the date of this Amendment.

                  C.       Survival of Representations and Warranties. All
                           ------------------------------------------
         representations and warranties made in the Guaranty, the Participation Agreement or any other document or documents relating thereto, including, without limitation, any Operative Agreement furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Operative Agreements, and no investigation by the Agent or the Certificate Holders or any closing shall affect the representations and warranties or the right of the Agent or Certificate Holders to rely thereon.

                  D.       Reference to Agreements. The Guaranty, the
                           -----------------------
         Participation Agreement and each other Operative Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Guaranty or the Participation Agreement as amended hereby,


                                     5

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

         are hereby amended so that any reference therein to the Guaranty or the Participation Agreement shall mean a reference to the Guaranty or the Participation Agreement as amended hereby.

                  E.       Agreements Remain in Effect. The Guaranty, the
                           ---------------------------
         Participation Agreement and other Operative Agreements, as amended hereby, remain in full force and effect and Lessee and the Guarantors ratify and confirm their agreements and covenants contained therein. Lessee and the Guarantors hereby confirm that, after giving effect to this Amendment no Event of Default or Default exists as of the date hereof.

                  F.       Severability. Any provision of this Amendment held
                           ------------
         by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  G.       APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED
                           --------------
         BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING ITS CHOICE OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

                  H.       Successors and Assigns. This Amendment is binding
                           ----------------------
         upon and shall inure to the benefit of the Agent, the Lessor Trustee, the Certificate Holders, Lessee and the Guarantors and their respective successors and assigns; provided, that Lessee and the Guarantors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Certificate Holders.

                  I.       Counterparts. This Amendment may be executed in
                           ------------
         one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each party agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of the other party.

                  J.       Headings. The headings, captions and arrangements
                           --------
         used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  K.       NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER
                           ------------------
         WITH THE OTHER OPERATIVE AGREEMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENT AMONG THE AGENT, THE CERTIFICATE HOLDERS, THE LESSOR TRUSTEE, LESSEE AND THE GUARANTORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF THEIR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE CERTIFICATE HOLDERS, THE LESSOR TRUSTEE, LESSEE AND THE GUARANTORS.





                                     6

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            [Remainder of this Page is Intentionally Left Blank]





                                     7

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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

         GUARANTORS

                                   MAIL-WELL, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   ABP BOOKS, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   DISCOUNT LABELS, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   HILL GRAPHICS, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   MAIL-WELL COMMERCIAL PRINTING, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                         [Amendment Agreement No. 1]

GUARANTORS
                                   MAIL-WELL GOVERNMENT PRINTING, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   MAIL-WELL MEXICO HOLDINGS, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   MAIL-WELL SERVICES, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   MAIL-WELL TEXAS FINANCE LP

                                   By:      MAIL-WELL I CORPORATION,
                                            its General Partner


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   MAIL-WELL WEST, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                         [Amendment Agreement No. 1]

GUARANTORS

                                   MMTP HOLDINGS, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   NATIONAL GRAPHICS COMPANY


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   POSER BUSINESS FORMS, INC.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX



                                   WISCO III, L.L.C.


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX




                         [Amendment Agreement No. 1]

         LESSEE

                                   MAIL-WELL I CORPORATION


                                   By       ________________________________
                                                     ROBERT MEYER
                                   Its:     VICE PRESIDENT-TREASURER & TAX






                         [Amendment Agreement No. 1]

         AGENT

                                   FLEET CAPITAL CORPORATION


                                   By       ________________________________

                                   Its:




                         [Amendment Agreement No. 1]

         TRUST CERTIFICATE PURCHASER

                                   FLEET NATIONAL BANK


                                   By       ________________________________

                                   Its:





                         [Amendment Agreement No. 1]

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


         TRUST CERTIFICATE PURCHASER

                                   ORIX FINANCIAL SERVICES, INC.


                                   By       _________________________________

                                   Its:







                         [Amendment Agreement No. 1]

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

         TRUST CERTIFICATE PURCHASER

                                   U.S. BANK, NATIONAL ASSOCIATION


                                   By       _________________________________

                                   Its:




                         [Amendment Agreement No. 1]